                          IXIS FINANCIAL PRODUCTS INC.
                         9 West 57th Street, 36th Floor
                            New York, New York 10019
               Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194


DATE:                January 31, 2006

TO:                  Supplemental Interest Trust,
                     Lehman XS Trust
                     Mortgage Pass-Through Certificates, Series 2006-2N c/o U.S. Bank National Association
                     1 Federal Street, 3rd Floor
                     Boston, Massachusetts 02110
                     Attention:  Structured Finance - LXS 2006-2N
                     ("PARTY B")


FROM:                IXIS Financial Products Inc.
                     9 West 57th Street, 36th Floor
                     New York, New York 10019
                     Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194
                     ("PARTY A")

RE:                  Interest Rate Swap Transaction


Dear Sir or Madam:

         The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

         The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

         This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of January 31, 2006, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:


General Terms

     Trade Date:                         23 January, 2006

     Effective Date:                     25 February, 2006

     Termination Date:                   25 January,  2009,  subject to adjustment  in  accordance  with the
                                         Following Business Day Convention.

     Notional Amount:                    See Schedule A attached hereto.

FLOATING AMOUNTS I:

     Floating Rate Payer I:              Party B

     Floating Rate Payer I Period End    The 25th day of each month of each year, commencing on March 25,
     Dates:                              2006 to and including the Termination Date, with no adjustment to
                                         Period End Dates.

     Floating Rate Payer I Payment       Early Payment, one (1) Business Day immediately preceding each
     Dates:                              Floating Rate Payer I Period End Date, commencing on March 24,
                                         2006.

     Floating Rate Option:               The Repricing Index, which shall be defined as the 12-MTA Index as published by Bloomberg Financial Services Inc. ("Bloomberg"). (The
                                         relevant Repricing Index can be found by typing "12MTA",
                                         <Index>,  <GO>).  The  Repricing  Index  applicable to a Reset Date shall be the rate  Bloomberg  publishes  for the  12-MTA  as of the calendar  month  immediately  preceding that Reset Date, or, if the rate for the 12-MTA is not  published  within 5 Business Days after the Reset Date,  then the  Calculation  Agent shall  determine  the
                                         12-MTA rate in accordance with the following fallback provisions:

                                         A. GENERAL PROCEDURE:

                                         If on any Reset Date the rate for the Repricing Index applicable to that Reset Date as specified in this Confirmation has not been posted by Bloomberg, then the Calculation Agent may calculate an alternate index for the Repricing Index based on the 12 Month
                                         Treasury Average ("12-MTA") as set forth in this section. The
                                         12-MTA is the 12 month average of the monthly average yields of
                                         U.S. Treasury securities adjusted to a constant maturity of one year ("1-Year CMT"). The 12-MTA will be calculated as the alternate for the Repricing Index applicable to a Reset Date by summing the monthly average rates for 1-Year CMT observations for the
                                         appropriate 12 calendar months, dividing by 12, and rounding the resulting numbers to the 3rd decimal place.



                                         For any designated Reset Date, the appropriate 12 months for the calculation specified in this subsection shall be the 12 preceding consecutive months ending on, and including, the calendar month that is immediately preceding that Reset Date.

                                         For the purposes of the calculation specified in this subsection, the monthly average 1-Year CMT rate for each of the 12 consecutive calendar months will be obtained from the H.15 Federal Reserve
                                         Statistical Release data (or any successor thereto).

                                         B. ABSENCE OF A MONTHLY RATE:

                                         If on any Reset Date, the conditions specified in subsection A exist, and the monthly average 1-Year CMT rate for any month in the applicable 12 calendar month period necessary to make the
                                         calculation specified in subsection A is no longer available from the H.15 Federal Reserve Statistical Release data (or any successor thereto), the Calculation Agent will calculate the monthly average
                                         1-Year CMT rate for any such missing month(s) from the daily rate of the 1-Year CMT obtained from the H.15 Federal Reserve
                                         Statistical Release data (or any successor thereto) as follows:

                                         1. adding together the daily 1-year CMT rates (one for each New
                                            York Fed Business Day) for that calendar month posted under each
                                            New York Fed Business Day heading for the following row
                                            "Treasury Constant Maturities," Nominal 10", "1-year", or any successor designation, row or source;

                                         2. dividing  the  resulting  sum by the total number of daily
                                            1-Year CMT rates  published for that calendar  month;
                                            and

                                         3. rounding the resulting number to the 2nd decimal place.

                                         C. ABSENCE OF A DAILY RATE:

                                         If on any Reset Date, the conditions specified in subsection B exist, and the 1-Year CMT daily rate necessary to make the calculation specified in subsection B for the missing rate(s) for such months(s) is not available from the H.15 Federal Reserve
                                         Statistical Release data (or any successor thereto) for any one or more New York Fed Business Days in such month(s) ("Unposted
                                         Day(s)") for any reason, then the Calculation Agent may within its sole discretion elect to either (i)-wait for the Board of Governors of the Federal Reserve System, or the United States Department of
                                         Treasury, to publish a daily 1-Year CMT rate for the Unposted
                                         Day(s), or (ii)-determine a substitute 1-Year CMT daily rate for the Unposted Day(s), using the mechanism described in the
                                         definition of "USD-CMT-T7051" contained in the Definitions, provided however, that all references to "Designated Maturity"
                                         shall be deemed references to 1-Year CMT; "Representative Amount"
                                         shall mean the Notional Amount, and in the event United States government securities dealers in New York City are not available, the Calculation Agent may select other United States government securities dealers. If the Calculation Agent elects to wait for the
                                         Board of Governors of the Federal Reserve System, or the United
                                         States Department of Treasury, to post a 1-Year CMT daily rate for the Unposted Day(s) and neither has done so by the day that is five
                                         Business Days preceding the Payment Date, then the Calculation
                                         Agent shall determine a substitute 1-Year CMT daily rate for the
                                         Unposted Day(s). The Calculation Agent shall then calculate the monthly 1-Year CMT rate as described in subsection B, using either the 1-Year CMT daily rate(s) that Board of Governors of the Federal
                                         Reserve System, or the United States Department of Treasury, posts late or such substitute 1-Year CMT daily rate(s), as applicable, for the Unposted Day(s).

                                         D. CHANGES TO THE 12-MTA INDEX:

                                         If on or prior to any Reset Date, either the Calculation Agent or
                                         Party B determines in good faith that a material change in the formula for or the method of calculating the Repricing Index has occurred (so that such index no longer fairly represents the value of the Repricing Index as contemplated by the parties hereto), such party shall give written notice thereof to the other party no later than two (2) Business Days prior to the Floating Rate Payer I
                                         Payment Date. If the other party agrees, then the Repricing Index applicable to the Reset Date shall be recalculated by the
                                         Calculation Agent pursuant to the procedures set forth in this
                                         Confirmation for the calculation of an alternate index to the
                                         Repricing Index. If the parties cannot come to an agreement with respect to the appropriate index value within one (1) Business Day, then the index value will be determined based on quotations obtained from five leading Reference Banks pursuant to the procedures set forth under "Calculation Agent" below.

     Spread:                             _____ basis points

     Floating Rate Day Count Fraction:   30/360

     Reset Date:                         In respect of each Floating Rate Payer I Payment Date, the first calendar day of the calendar month of such Floating Rate Payer I
                                         Payment Date, commencing with March 01, 2006.

         Floating Rate Payer I Upfront   USD 180,000. Party B shall cause Lehman Brothers Holdings Inc. to
         Payment:                        pay, to Party A the Floating Rate Payer I Upfront Payment on or
                                         prior to January 31, 2006.



FLOATING AMOUNTS II:
     Floating Rate Payer II:             Party A

     Floating Rate Payer II Period End   The 25th day of each month of each year, commencing on March 25,
     Dates:                              2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

     Floating Rate Payer II Payment      Same as Floating Rate Payer I Payment Dates.
     Dates:

     Floating Rate Option:               USD-LIBOR-BBA

     Designated Maturity:                One (1) month

     Spread:                             Inapplicable
     Floating Rate Day Count Fraction:   Actual/360
     Reset Date:                         The first day of each Calculation Period

         Compounding:                    Inapplicable

      Business Day:                      Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the States of New York,
                                         Massachusetts, Minnesota or Colorado are closed.

2.   Procedural Terms:
         Calculation Agent:              Party A


                                         If Party B objects to any calculation by the Calculation Agent hereunder, Party B shall inform the Calculation Agent of its objection within two (2) Business Days, provided, however such objection may be raised no later than three (3) Business Days prior to the relevant Payment Date, following delivery of notice
                                         ("payment notice") from the Calculation Agent specifying the amounts of payments then due. The Calculation Agent shall deliver the payment notice by no later than five (5) Business Days prior to the relevant Payment Date. Upon the receipt of such notice of objection by the Calculation Agent, the Parties shall confer in good faith to resolve the dispute. If the Parties cannot come to an agreement with respect to the disputed calculation within one (1)
                                         Business Day, any disputed interest rates, index values or dollar amounts (each, "Disputed Amount"), as the case may be, shall be determined by the Calculation Agent by obtaining quotations for such Disputed Amounts from five leading Reference Banks using "mid"
                                         as the relevant quotations, discarding the highest and lowest quotations and taking the average of the three remaining quotations if five quotations are provided. If at least three, but fewer than five quotations are provided for a Disputed Amount, such amount shall be the arithmetic mean of the quotations. If fewer than three quotations are provided, the Disputed Amount shall be determined by the Calculation Agent in good faith and in a commercially
                                         reasonable manner.


    Offices:                             The Office of Party A for the Swap Transaction is New York
    Account Details:
             Payments to Party A:        CITIBANK N.A.
                                         ABA# 021-000-089
                                         Account No.: 36216161

                                         A/C IXISFP
             Payments to Party B:        U.S. Bank Corporate Trust Services
                                         ABA# 091-000-022
                                         DDA# 173-103-321-118
                                         Ref: LXS 06-2N/Supp Int
                                         Attn:  D. Kenneally

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

                          IXIS Financial Products Inc.
                              (212) 891-0660 (fax)
                              Attn: Swap Operations



IXIS FINANCIAL PRODUCTS INC.

By: ________________________________________
    Authorized Signatory

By: ________________________________________
    Authorized Signatory



Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
LEHMAN XS TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2N
By: U.S. Bank National Association, not in its individual capacity, but solely as Trustee



By:________________________________
   Name:
   Title:

                SCHEDULE A to the Confirmation dated as of JANUARY 31, 2006, AMORTIZATION SCHEDULE:


        ------------------------------ --------------------------- ------------------------------
         CALCULATION PERIOD FROM AND    CALCULATION PERIOD UP TO
                 INCLUDING*                  BUT EXCLUDING*            NOTIONAL AMOUNT (USD)
        ------------------------------ --------------------------- ------------------------------
                  25-Feb-06                    25-Mar-06                 $ 1,658,615,197.79
        ------------------------------ --------------------------- ------------------------------
                  25-Mar-06                    25-Apr-06                 $ 1,623,293,791.82
        ------------------------------ --------------------------- ------------------------------
                  25-Apr-06                    25-May-06                 $ 1,589,089,891.84
        ------------------------------ --------------------------- ------------------------------
                  25-May-06                    25-Jun-06                 $ 1,555,765,772.46
        ------------------------------ --------------------------- ------------------------------
                  25-Jun-06                    25-Jul-06                 $ 1,523,266,445.46
        ------------------------------ --------------------------- ------------------------------
                  25-Jul-06                    25-Aug-06                 $ 1,491,567,157.82
        ------------------------------ --------------------------- ------------------------------
                  25-Aug-06                    25-Sep-06                 $ 1,460,642,674.12
        ------------------------------ --------------------------- ------------------------------
                  25-Sep-06                    25-Oct-06                 $ 1,430,468,521.15
        ------------------------------ --------------------------- ------------------------------
                  25-Oct-06                    25-Nov-06                 $ 1,400,988,321.83
        ------------------------------ --------------------------- ------------------------------
                  25-Nov-06                    25-Dec-06                 $ 1,372,138,321.65
        ------------------------------ --------------------------- ------------------------------
                  25-Dec-06                    25-Jan-07                 $ 1,343,876,086.18
        ------------------------------ --------------------------- ------------------------------
                  25-Jan-07                    25-Feb-07                 $ 1,316,095,906.02
        ------------------------------ --------------------------- ------------------------------
                  25-Feb-07                    25-Mar-07                 $ 1,287,672,245.44
        ------------------------------ --------------------------- ------------------------------
                  25-Mar-07                    25-Apr-07                 $ 1,244,918,635.29
        ------------------------------ --------------------------- ------------------------------
                  25-Apr-07                    25-May-07                 $ 1,202,684,713.99
        ------------------------------ --------------------------- ------------------------------
                  25-May-07                    25-Jun-07                 $ 1,160,968,301.80
        ------------------------------ --------------------------- ------------------------------
                  25-Jun-07                    25-Jul-07                 $ 1,119,772,513.89
        ------------------------------ --------------------------- ------------------------------
                  25-Jul-07                    25-Aug-07                 $ 1,079,105,331.08
        ------------------------------ --------------------------- ------------------------------
                  25-Aug-07                    25-Sep-07                 $ 1,038,980,573.68
        ------------------------------ --------------------------- ------------------------------
                  25-Sep-07                    25-Oct-07                  $ 999,418,976.57
        ------------------------------ --------------------------- ------------------------------
                  25-Oct-07                    25-Nov-07                  $ 960,473,913.02
        ------------------------------ --------------------------- ------------------------------
                  25-Nov-07                    25-Dec-07                  $ 922,269,141.10
        ------------------------------ --------------------------- ------------------------------
                  25-Dec-07                    25-Jan-08                  $ 884,943,923.83
        ------------------------------ --------------------------- ------------------------------
                  25-Jan-08                    25-Feb-08                  $ 848,854,473.97
        ------------------------------ --------------------------- ------------------------------
                  25-Feb-08                    25-Mar-08                  $ 814,315,783.39
        ------------------------------ --------------------------- ------------------------------
                  25-Mar-08                    25-Apr-08                  $ 781,278,744.54
        ------------------------------ --------------------------- ------------------------------
                  25-Apr-08                    25-May-08                  $ 749,640,503.05
        ------------------------------ --------------------------- ------------------------------
                  25-May-08                    25-Jun-08                  $ 719,267,968.91
        ------------------------------ --------------------------- ------------------------------
                  25-Jun-08                    25-Jul-08                  $ 689,531,828.64
        ------------------------------ --------------------------- ------------------------------
                  25-Jul-08                    25-Aug-08                  $ 660,765,262.00
        ------------------------------ --------------------------- ------------------------------
                  25-Aug-08                    25-Sep-08                  $ 633,233,946.56
        ------------------------------ --------------------------- ------------------------------
                  25-Sep-08                    25-Oct-08                  $ 606,881,332.53
        ------------------------------ --------------------------- ------------------------------
                  25-Oct-08                    25-Nov-08                  $ 581,690,704.34
        ------------------------------ --------------------------- ------------------------------
                  25-Nov-08                    25-Dec-08                  $ 557,595,222.35
        ------------------------------ --------------------------- ------------------------------
                  25-Dec-08                    25-Jan-09                  $ 534,524,338.68
        ------------------------------ --------------------------- ------------------------------

*SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE FOLLOWING BUSINESS DAY CONVENTION, WITH RESPECT TO FLOATING AMOUNTS II ONLY.